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                                                      EXHIBIT (10) (i) 102


The provisions published herein will, if effective, not result in an effect on the quality of the human environment.




                                                            AMENDMENT 04
                                                                 TO
                                                            ICC CR-C-4042





                         CONSOLIDATED RAIL CORPORATION



                           AMENDED CONTRACT SUMMARY










ISSUED DECEMBER 9, 1994                   EFFECTIVE DECEMBER 16, 1994


        THE ONLY CHANGE IS TO THE CONFIDENTIAL MATTER OF THE CONTRACT.




                                  ISSUED BY:
                               A. J. MCGEE, JR.
                             MANAGER - TARIFF PUB
                                P. O. BOX 41423
                         PHILADELPHIA, PA.  19101-1423






FILED WITH ICC
(C-3832-2-BJP)                      (18)              (PRINTED IN USA)
                                AMENDMENT 4 TO
                            TRANSPORTATION CONTRACT
                                 ICC-CR-C-4042


      This Contract Amendment 4 made and entered into this 28th of November, 1994, by and between CONSOLIDATED RAIL CORPORATION
(hereinafter called "CR") and CENTRAL HUDSON GAS & ELECTRIC
CORPORATION (hereinafter called "CH").

                               WITNESSETH, THAT

      WHEREAS, the parties entered into a transportation contract designated ICC-CR-C-4042, dated November 20, 1987 (Contract); and

      WHEREAS, the parties desire to amend the Contract pursuant to 49 U.S.C. Section 10713.

      NOW, THEREFORE, it is agreed as follows:

      In Article 2 - TRANSPORTATION RATES: CR agrees to transport coal from the origins named via CR direct routing to CH's Danskammer Station at Roseton, NY at the following rates:

         ORIGINS                                RATES IN DOLLARS/NT
                                                BASE        CURRENT

xxxxxxxx xxxxx, xx                              $xx.xx      $xx.xx  (x)
xxxxxx, xx                                      $xx.xx      $xx.xx  (x)
xxxxxxxxx xxxxxxxx, xx                          $xx.xx      $xx.xx (xx)
xxxxxxx xxxxxxxx xxxxx, xx                      $xx.xx      $xx.xx  (x)
xxxxxxxx, xx (xxxx xxxxxxxxxxx)                 $xx.xx      $xx.xx
xxxxxxxxxx, xx (xx xxxxxxxxxxx)                 $ x.xx      $ x.xx
xxxxxxx, xx (xx xxxxxxxxxxx)                    $ x.xx      $ x.xx
xxxxxx, xx (xxxx xxxxxxxxxxx)                   $ x.xx      $ x.xx

Notes:

(6) CR will absorb charges of the Union Railroad for transferring coal from barge to rail car and switching of rail cars to CR at Thomson, PA.

(x) xxxxxxxxxx xx xxxxxxx x-x xx xxxxxxx xxxxxxx xxxxxx xxx xx xxxx-xxxxxx (xxxxxxxxx xxxxxxxxxxx xx xxxxxxxxxx xx xxxxxxxxxxx xxxxxx xx xxx xxxxxx).

(x) xxxx xxxxxxxx xxxxxxxx xx xxxx xxxx xxxxx xx xxxx xxx xx xxxxxx, xx.






(xx) xxxx xxxxxxxx xxxxxxxx xx xxxx xxxx xxxxx xxxxxxxx xx xxxx xxx xx xxxxxxxxx, xx xxx xxxxxxx xx xxxx xxxx xx xxx xxxxx xxxxxx xxxxxxxx xxxxxxx (xxxx) xx xx xxxxxxxxxxx xx xxxxxxxxx, xx. xxx xxxx xxxx xxx xxxxxxx xxxxxxxx xx xxxxxxxxxxxx xxxx xx xxx xxxx xxxxxx xxxxxxx xx xxxxxx xxxxxxx xxxxxxx. xxxx xxxx xxx xx xxxxxxxxx xx xx xx xxxxxxxxxx xxxxxxx xx xxx xxxxxxxxx xxxxxxxxxxxxxx xxxxxx xx xxxx xxx xxxxxxxxxx.

      The parties agree that once this Contract Amendment 4 is approved by the ICC, the rates, terms and conditions contained herein shall apply to shipments made pursuant to this Contract Amendment 4 as of July 1, 1994. If this Contract Amendment 4 is not approved by the ICC, the parties agree that the applicable Contract rates absent this Contract Amendment 4 shall apply to shipments.

      IN WITNESS WHEREOF, the parties hereto have caused this Contract Amendment 4 to be executed by their duly authorized representatives as of the day and year first above written.


CENTRAL HUDSON GAS AND ELECTRIC CORPORATION

BY:
                PAUL J. GANCI

TITLE: PRESIDENT AND CHIEF OPERATING OFFICER


CONSOLIDATED RAIL CORPORATION

BY:
              DOUGLAS A. EVANS

TITLE: MANAGER COAL MARKETING

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